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                                                                    EXHIBIT 23.2

                  [ON PRICEWATERHOUSECOOPERS LLP LETTERHEAD]

           CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


         We hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of Omega Financial Corporation of our report dated February 22, 2004 relating to the financial statements, which appears in Sun Bancorp Inc.'s Annual Report on Form 10-K for the year ended December 31, 2003. We also consent to the references to us under the heading "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
Harrisburg, Pennsylvania
June 10, 2004

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